NON-STATUTORY STOCK OPTION AGREEMENT

This Non-Statutory Stock Option Agreement (the "Agreement"), entered into and effective this _____ day of ____, 20XX (the "Date of Grant"), by and between Infobionics Incorporated (the "Company") and ____________ (the "Optionee").

RECITALS:

A. The Company has adopted the 2000 Stock Option Plan (the "Plan") authorizing the Board of Directors of the Company, or a committee as provided for in the Plan (the Board or such a committee to be referred to as the "Committee"), to grant non-statutory stock options to eligible employees, directors and consultants of the Company.

B. The Company desires to give the Optionee an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by granting to the Optionee an option to purchase shares of common stock of the Company.

AGREEMENT

Accordingly, the parties hereto agree as follows:

ARTICLE 1.
GRANT OF OPTION

The Company hereby grants to the Optionee the right, privilege, and option (the "Option") to purchase __________ (________) shares (the "Option Shares") of the Company's common stock, no par value (the "Common Stock"), according to the terms and subject to the conditions hereinafter set forth and as set forth in the Plan. The Option is not intended to be an "incentive stock option," as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

ARTICLE 2.
OPTION EXERCISE PRICE

The per share price to be paid by Optionee in the event of an exercise of the Option shall be _______ Dollars and __/100 ($_____).

ARTICLE 3.
DURATION OF OPTION AND TIME OF EXERCISE

A. Initial Period of Exercisability. The Option shall become exercisable with respect to the Option Shares in ______ (__) installments. The following table sets forth the initial dates of exercisability of each installment and the number of Option Shares as to which this Option shall become exercisable on such dates, provided that this Option shall become so exercisable on such dates only if the Optionee has continuously served as a [consultant or member of the Company's Board of Directors] since the Date of Grant.

Initial Date of Exercisability	Number of Option Shares Available for Exercise
____________	______________________
____________	______________________
____________	______________________

The foregoing rights to exercise this Option shall be cumulative with respect to the Option Shares becoming exercisable on each such date but in no event shall this Option be exercisable after, and this Option shall become void and expire as to all unexercised Option Shares, at 5:00 P.M. (Eastern Standard Time) on ____________, 200_ (the "Time of Termination").

B. Termination of Employment Due to Death, Disability or Retirement. In the event the Optionee's employment is terminated with the Company and all of its Subsidiaries (within the meaning of Section 424(f) of the Code) by reason of death, an event that constitutes permanent and total disability within the meaning of Section 22(e)(3) of the Code ("Disability"), or retirement pursuant to and in accordance with the regular retirement plan or practice of the Company or the Subsidiary employing the Optionee ("Retirement"), the Option may be exercised in whole or in part before (a) the expiration of three months, in the case of Retirement, and six months, in the case of death or Disability, after such date of termination, or (b) the Time of Termination, whichever shall first occur.

C. Termination of Employment for Reasons Other Than Death, Disability or Retirement. Except as provided in Section 3. D. below, in the event the Optionee's employment is terminated with the Company and any of its Subsidiaries for any reason other than death, Disability or Retirement, all rights of the Optionee hereunder shall terminate, and the Option shall thereafter be void; provided, however, that the Optionee may, if permitted by the Committee in its sole discretion, exercise this Option before (a) the expiration of three months after the date of termination of employment, or (b) the Time of Termination, whichever shall first occur, to the extent and in the manner determined by the Committee.

D. Change in Control.

(i) For purposes of this Section 3.B., the term "Change in Control" shall have the meaning set forth in Section 11 of the Plan.

(ii) If any events constituting a Change in Control of the Company shall occur, the Optionee shall be entitled to receive option rights covering shares of the surviving or acquiring entity in the same proportion, at an equivalent price, and subject to the same conditions as this Option; provided, however, that the Committee may, at its sole discretion, provide for the acceleration of the right to exercise this Option prior to the anticipated effective date of any of the foregoing transactions or take any other action as it may deem appropriate to further the purposes of the Plan or protect the interests of the Optionee; provided, however, that if, with respect to the Optionee, acceleration of the vesting of this Option as provided herein (which acceleration could be deemed a payment within the meaning of Section 280G(b)(2) of the Code) together with any other payments which the Optionee has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), the payments to the Optionee as set forth herein shall be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code.

ARTICLE 4.
MANNER OF OPTION EXERCISE

A. Notice. This Option may be exercised by the Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and herein, by delivery, in person or by registered mail, to the Company at its principal executive office (Attention: Secretary), of a written notice of exercise. Such notice shall be in a form satisfactory to the Committee, shall identify the Option, shall specify the number of Option Shares with respect to which the Option is being exercised, and shall be signed by the person or persons so exercising the Option. Such notice shall be accompanied by payment in full of the total purchase price of the Option Shares purchased. In the event that the Option is being exercised, as provided by Section 8.2 of the Plan, by any person or persons other than the Optionee, the notice shall be accompanied by appropriate proof of right of such person or persons to exercise the Option. As soon as practicable after the effective exercise of the Option, the Optionee shall be recorded on the stock transfer books of the Company as the owner of the Option Shares purchased, and the Company shall deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

B. Payment. At the time of exercise of this Option, the Optionee may determine whether to pay the total purchase price of the Option Shares to be purchased solely in cash (including a personal check or a certified or bank cashier's check, payable to the order of the Company) or by transfer from the Optionee to the Company of previously acquired shares of Common Stock of the Company with a then current aggregate Fair Market Value equal to such total purchase price, or by a combination of cash and such previously acquired shares of Common Stock. The Committee may reject the Optionee's election to pay all or part of the purchase price under this Option with previously acquired shares of Common Stock and may require such purchase price to be paid entirely in cash if, in the sole discretion of the Committee, payment in previously acquired shares would cause the Company to be required to recognize a charge to earnings in connection therewith. For purposes of this Agreement, (a) "previously acquired shares" shall include only those shares of Common Stock which the Optionee has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles, and (b) "Fair Market Value" will be determined as set forth in the Plan.

C. Investment Purpose; Stock Transfer Restrictions. The Company shall not be required to issue or deliver any shares of Common Stock under this Option unless (a)(1) such shares are covered by an effective and current registration statement under the Securities Act of 1933 and applicable state securities laws or (2) if the Committee has determined not to so register such shares, exemptions from registration under the Securities Act of 1933 and applicable state securities laws are available for such issuance (as determined by counsel to the Company) and the Company has received from the Optionee (or, in the event of death or disability, the Optionee's heir(s) or legal representative(s)) any representations or agreements requested by the Company in order to permit such issuance to be made pursuant to such exemptions, and (b) the Company has obtained any other consent, approval or permit from any state or federal governmental agency which the Committee shall, in its sole discretion upon the advice of counsel, deem necessary or advisable. Unless a registration statement under the Securities Act of 1933 is in effect with respect to the issuance or transfer of Option Shares, each certificate representing any such shares shall be endorsed with a legend in substantially the following form, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

> THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR UNDER APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH STATE LAWS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

ARTICLE 5.
NONTRANSFERABILITY

This Option shall not be transferable by the Optionee, either voluntarily or involuntarily, or subject to any lien, directly or indirectly, by operation of law or otherwise, except as provided in Section 8.2 of the Plan. Any attempt to transfer or encumber this Option other than in accordance with Section 8.2 of the Plan shall void this Option.

ARTICLE 6.
LIMITATION OF LIABILITY

Nothing in this Agreement shall be construed to (a) limit in any way the right of the Company or any of its Subsidiaries to terminate the status of the Optionee as a employee or officer of the Company at any time, or (b) be evidence of any agreement or understanding, express or implied, that the Company or any of its Subsidiaries will employ the Optionee in any particular position, at any particular rate of compensation or for any particular period of time.

ARTICLE 7.
WITHHOLDING TAXES

A. General Obligation. The Company is entitled to (a) withhold and deduct from future payment to the Optionee, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding tax requirements attributable to the Optionee's exercise of this Option or otherwise incurred with respect to this Option, or (b) require the Optionee promptly to remit the amount of such withholding the Company before acting on the Optionee's notice of exercise of this Option. In the event that the Company is unable to withhold such amounts, for whatever reason, the Optionee hereby agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal, state or local law.

B. Use of Shares. The Committee may, in its sole discretion and subject to such rules as the Committee may adopt, permit the Optionee to satisfy, in whole or in part, any withholding tax obligation which may arise in connection with the exercise of this Option either by electing to have the Company withhold from the shares of Common Stock to be issued upon the exercise of this Option that number of shares of Common Stock, or by electing to deliver to the Company already-owned shares of Common Stock, in either case having a Fair Market Value (determined as set forth in the Plan) on the date such tax is determined under the Code (the "Tax Date") equal to the amount necessary to satisfy the withholding amount due. The Optionee's election to have the Company withhold shares of Common Stock or to deliver already-owned shares of Common Stock upon exercise is irrevocable and is subject to the consent or disapproval of the Committee. If the Optionee is an officer, director or beneficial owner of more than ten percent (10%) of the outstanding Common Stock of the Company and at the time of exercise of this Option the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, such election may not be made within six months of the Date of Grant (unless the death or Disability of the Optionee occurs prior to the expiration of such six-month period), and must be made either six months prior to the Tax Date or between the third and twelfth business days following public release of any of the Company's quarterly or annual summary earnings statements. To the extent that shares of Common Stock may be issued prior to the Tax Date to the Optionee making such an election, the Optionee hereby agrees to surrender that number of shares on the Tax Date having an aggregate Fair Market Value (determined as set forth in the Plan) equal to the withholding tax due.

ARTICLE 8.
CAPITAL ADJUSTMENTS

If the number of outstanding shares of Common Stock is increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split, stock dividend, combination of shares, rights offering or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in order to prevent dilution or enlargement of the rights of the Optionee, shall make appropriate adjustment as to the number and kind of securities subject to this Option. Any such adjustment affecting this Option shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option but with an appropriate adjustment in the price for each share or other unit of any security subject to the Option. Without the consent of the Optionee, however, no such change shall be made in the terms of the Option if such change would disqualify the Option from treatment as an "incentive stock option" within the meaning of Section 422 of the Code or would be considered a modification, extension or renewal of an option under Section 425(h) of the Code.

ARTICLE 9.
BINDING EFFECT

This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

ARTICLE 10.
SUBJECT TO PLAN

The Option represented by this Agreement has been granted under, and is subject to the terms of, the Plan. The terms of the Plan are hereby incorporated by reference herein in their entirety and the Optionee, by execution hereof, acknowledges having received a copy of the Plan. The provisions of this Agreement shall be interpreted as to be consistent with the Plan and any ambiguities herein shall be interpreted by reference to the Plan. In the event that any provision hereof is inconsistent with the terms of the Plan, the latter shall prevail.

ARTICLE 11.
GOVERNING LAW

This Agreement and all rights and obligations hereunder shall be construed in accordance with the Plan and governed by the laws of the State of Minnesota.

[Remainder of Page Intentionally Left Blank]

The parties hereto have executed this Agreement effective the day and year first above written.

INFOBIONICS INCORPORATED

By____________________________________

John I Bjelland
Chairman and CEO

By execution hereof, the Optionee acknowledges having received a copy of the Plan.

OPTIONEE

____

PARTIAL EXERCISE FORM

To Be Executed by the Registered Holder if Optionee
Desires to Exercise, in Part, the Attached Option

The undersigned hereby exercises the right to purchase _________ shares of the total shares of Common Stock covered by the within Option at the date of this subscription and herewith makes payment of the sum of $_________ representing the Purchase Price of $______ per share in effect at this date. Certificates for such shares and a new Option of like tenor and date for the balance of the shares not subscribed for shall be issued in the name of and delivered to the undersigned, unless otherwise specified by written instructions, signed by the undersigned and accompanying this subscription.

The undersigned acknowledges that he/she/it is acquiring the Shares for investment purposes and not with a view to distribution, and consents that sale or transfer of the Shares shall be restricted and a legend may be placed upon certificates representing the Shares consistent with the undersigned's investment representations. The undersigned acknowledges that the Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, are being offered and sold pursuant to exemptions from registration under the 1933 Act and applicable state securities laws, and that the Company does not intend to register, and is under no obligation to register, the Shares. The undersigned understands that the Company's reliance on such exemptions is predicated in part on his/her/its representations and warranties contained herein. The undersigned acknowledges that the Shares must be held indefinitely until registered or until the undersigned sells or disposes of the same in a manner exempt from registration under federal and state securities laws.

The undersigned acknowledges that any Shares that are subject to a Stock Transfer Agreement and by exercising his/her/its rights hereunder, he/she/it agrees to be bound by the terms of the Stock Transfer Agreement as if an original party thereto.

The undersigned acknowledges that he/she/it has been given information concerning the business and financial condition of the Company and is familiar with its business and financial condition and prospects. The undersigned has been given access to such corporate and financial information, has had the opportunity to discuss investment with officers or founders of the Company, and does not require any further information from the Company. The undersigned is experienced and knowledgeable in financial and business matters, capable of evaluating the merits and risks of investing in the Shares, and does not need or desire the assistance of a knowledgeable representative to aid in the evaluation of such risks. The undersigned understands that an investment in the Common Stock is highly speculative and involves a high degree of risk. The undersigned believes the investment is suitable based on his/her/its investment objectives and financial needs. The undersigned can bear the economic risk of an investment in the Shares for an indefinite period of time and can afford a complete loss of such investment.

(The following paragraph need be completed only if the Purchase Price and number of shares of Common Stock specified in the within Option have been adjusted pursuant to Article 9.)

The shares hereby subscribed for constitute ________ shares of Common Stock (to the nearest whole share) resulting from adjustment of __________ shares of the total of __________ shares of Common Stock covered by the within Option, as said shares were constituted at the date of the Option.

Dated: ________________________

Signature: ____

Address: ____

____